Exhibit 10.39

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

RAILCAR MANAGEMENT AGREEMENT

Dated as of February 29, 2012

between

AMERICAN RAILCAR LEASING, LLC

and

AMERICAN RAILCAR INDUSTRIES, INC.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

i

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

ii

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

RAILCAR MANAGEMENT AGREEMENT

This Railcar Management Agreement, dated as of February 29, 2012 (as amended, modified or supplemented from time to time in accordance with the terms hereof, this “Agreement”) is between AMERICAN RAILCAR LEASING, LLC, a Delaware limited liability company (herein either “Manager”), and AMERICAN RAILCAR INDUSTRIES, INC. (herein “Owner”).

W I T N E S S E T H:

WHEREAS, Owner manufactures, sells, leases and owns railcars, including, but not limited to, those marked SHQX (such railcars, which are subject to this Agreement, are referred to herein as “the railcars”);

WHEREAS, Manager is engaged in the business, among others, of managing and leasing railcars; and

WHEREAS, Owner desires to retain Manager as manager to manage and lease the railcars on Owner’s behalf, and Manager desires to accept such engagement.

NOW, THEREFORE, the parties hereto, desiring legally to be bound, agree as follows:

Section 1. Defined Terms; Rules of Interpretation.

Section 1.1 Defined Terms.

“AAR” shall mean the Association of American Railroads and any successor association or associations.

“Affiliate” of any Person shall mean any Person which, directly or indirectly, controls or is controlled by, or is under direct or indirect common control with, such Person. For the purposes of this definition, control (including controlled by and under common control with), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities or by contract or otherwise.

“ALA” shall mean ARL Lease Administrators LLC, as Administrator under the Lease Administration Agreement, or any successor thereto.

“Billing Repair Card” shall mean the format required by the AAR to record all repairs performed on railcars, indicating material, labor, and overhead charges.

“Business Day” shall mean each day which is neither a Saturday, Sunday or other day on which banking institutions or trust companies in New York are legally authorized or required to close.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

“Current Leases” shall mean those two certain railcar leases currently managed by Owner.

“DOT” shall mean the United States Department of Transportation.

“Dollars or $” shall mean lawful money of the United States of America.

“Excluded Expenses” shall have the meaning assigned to it in Section 7.2.

“Financing Activities” shall have the meaning assigned to it in Section 4(A)(xi).

“Full Service Lease” shall be a Lease, where, as between the lessor and lessee, the lessor is responsible for all maintenance, repair and certain other costs and expenses associated with the operation and use of the Railcars.

“Initial Term” shall have the meaning assigned to it in Section 3.1.

“Generally Accepted Accounting Principles” or “GAAP” shall mean those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof consistently applied as to the party in question.

“Governmental Authority” shall mean any federal, state, local or foreign government or any court, agency, authority, instrumentality or regulatory body thereof.

“Gross Revenues” for any period shall mean with respect to any Railcar, all revenues received for such period in the form of rents, equipment hire payments of any kind or any similar payments in respect of such railcars, from any source in connection with the ownership, use, lease or operation of such railcars; provided, however, that Gross Revenues shall not include any payment (whether from insurance, indemnity or otherwise) resulting from damage to or destruction of any railcar or any proceeds from the sale of the railcars, or rebates, reclamations, incentive load fees, or any revenues required to be remitted to third parties or governmental agencies, including, without limitation, sales and use taxes, and tariffs.

“Lease” shall mean any car service contract or other lease that is subject to this Agreement, including without limitation the Current Leases, with respect to one or more railcars or any separate Rider to a Master Service Contract (as defined in Section 2.1(d)) or other lease and which Rider incorporates by reference all of the terms and conditions of such Master Service Contract. It being understood that the term “Lease” includes the continuation of a Lease on an unwritten month-to-month basis following the termination of a Lease.

“Lease Administration Agreement” shall mean the Amended and Restated Lease Administration Agreement, dated as of October 2, 2006, among the parties listed as “Tranche II Owners” on the signature pages thereto, AR Leasing, ALA and U.S. Bank National Association, as amended.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

“Lessee” shall mean any shipper, railroad or other Person who uses a railcar pursuant to a Lease.

“Lien” shall mean, with respect to any railcar, (i) any mortgage, deed of trust, lien, pledge, claim, equity interest, participation interest, security interest or other charge or encumbrance of any kind in or on such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. It is understood however that, with respect to the railcars, the leasehold interests under the Leases shall not constitute Liens.

“Lockbox Account” shall have the meaning assigned to it in Section 7.4.

“Lockbox Bank” shall mean US Bank and its successors and assigns.

“Management Fee” shall mean the fees agreed to by Owner and Manager in writing on the date hereof.

“Manager Expenses” shall have the meaning assigned to it in Section 7.2.

“Monthly Compensation” shall have the meaning assigned to it in Section 7.1(a).

“Monthly Statement” shall have the meaning assigned to it in Section 7.3.

“Net Lease” shall mean a Lease, where, as between the lessor and lessee, the lessee is responsible for all maintenance, repair, lining, insurance, taxes and other costs and expenses associated with the use and operation of the railcars.

“Net Revenues” for any period shall mean Gross Revenues, less the portion of the Management Fee charged on such Gross Revenues and less Manager Expenses for such period.

“Net Sales Proceeds” shall mean the gross sales proceeds actually received in immediately available funds by Owner from a sale of a railcar, less any costs of storage (paid to third parties or properly chargeable to Owner), refurbishment or repair, broker’s commissions, advertising, legal fees and costs and any other out-of-pocket expense incurred by Owner in connection with the sale of any such railcar or railcars, provided, however that Owner shall not deduct from the gross sales proceeds any Manager Expenses applicable to such railcar unless Manager has been reimbursed for such expenses by Owner.

“Operating Expenses” shall have the meaning assigned to it in Section 4(B)(i).

“Origination Fee” shall mean the fees agreed to by Owner and Manager in writing on the date hereof. [*****]

“Owner Termination Event” shall have the meaning assigned to it in Section 12.1.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

“Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or other entity, or Governmental Authority.

“Proposed Lease” shall have the meaning assigned to it in Section 2.4.

“Railcar” shall mean standard gauge railroad rolling stock (other than passenger equipment, cabooses or work equipment) and all accessories, equipment, parts and appurtenances appertaining or attached thereto, except the railcars subject to the Current Leases.

“Renewal Term” shall have the meaning assigned to it in Section 3.1.

“Regulatory Authorities” shall mean the STB, the DOT, the AAR, and the Registrar General in Canada or any other successor Governmental Authority thereto (if such Regulatory Authority is replaced or supplemented), which has proper jurisdiction to regulate the ownership, leasing, operation, maintenance or use of the railcars.

“Rider” shall mean a document identifying specific railcars that the parties intend to make subject to a Master Service Agreement.

[*****]

[*****]

[*****]

“Sales Commission from Leased Railcars” shall mean the commissions agreed to by Owner and Manager in writing on the date hereof.

“Sales Commission from New Railcars” shall mean the commissions agreed to by Owner and Manager in writing on the date hereof.

“Sales Origination” shall have the meaning assigned to it in Section 2.4.

“STB” shall mean the United States Surface Transportation Board.

“Term” shall have the meaning assigned to it in Section 3.1.

Section 1.2 Rules of Interpretation.

For purposes of this Agreement unless otherwise specified herein:

(a) accounting terms used and not specifically defined therein shall be construed in accordance with GAAP;

(b) the term “including” means “including without limitation,” and other forms of the verb “to include” have correlative meanings;

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

(c) references to any Person include such Person’s permitted successors (and references to any Governmental Authority include any Person succeeding to such Governmental Authority’s functions);

(d) in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”;

(e) the words “hereof”, “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement;

(f) the term “or” means “and/or”, as applicable;

(g) the meanings of defined terms are equally applicable to the singular and plural forms of such defined terms;

(h) references to “Section” herein are references to Sections in this Agreement;

(i) the various captions (including any table of contents) are provided solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement;

(j) references to any statute or regulation or GAAP refer to that statute or regulation or GAAP as amended from time to time, and include any successor statute or regulation or GAAP of similar import; and

(k) all references to any contract, document or agreement shall mean such contract, document or agreement as amended, supplemented, restated and otherwise modified and in effect from time to time.

Section 2. Engagement of Manager.

Section 2.1 Appointment; Power of Attorney; Independent Contractor; Disclaimer; Limitations on Authority.

(a) Subject to the other provisions in this Agreement, Owner hereby engages Manager as its exclusive Manager to manage, sell, market, lease, re-lease, sublease, service, repair, overhaul, replace, and maintain the railcars on behalf of Owner and grants to Manager the authority to do and arrange for any of the foregoing, including entering into agreements and arrangements in furtherance thereof on behalf of Owner, all on the terms and conditions set forth herein, and Manager hereby accepts such engagement. During the Term, Owner shall not engage a third party other than Manager to manage railcars owned by Owner; provided, however, that Owner is expressly permitted (i) to manage its own railcars which serve those commodities and/or customer(s) that are outside of Manager’s expertise as of the date hereof and (ii) to sell new railcars to other leasing companies. During the Term, and subject to the provisions herein requiring Owner’s approval, Owner hereby constitutes and appoints Manager, with full power of substitution, its true and lawful agent and attorney-in-fact, for it and in its name,

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

place and stead, to make, execute, sign, acknowledge, swear to, deliver, record and file any and all registration documents, Leases, work orders, repair or maintenance agreements, insurance applications or requests, and any and all other documents or instruments, and to do all other acts and things, which may be considered necessary or desirable to Manager to carry out fully the provisions of this Agreement, consistent with Owner’s interests. Owner hereby ratifies and confirms all that said agent and attorney-in-fact shall lawfully do or cause to be done by virtue hereof so long as such actions are performed in accordance with this Agreement, are within the powers granted to Manager hereunder and any expressly required prior consent or approval of Owner set forth herein shall have been obtained.

(b) Manager will act as an independent contractor on behalf of Owner hereunder and not as a fiduciary, a partner or joint venture partner of Owner or any other Person. The duties and obligations of Manager are limited to those expressly set forth in this Agreement, and Manager will not have any fiduciary or other duties or obligations, implied or otherwise, to Owner or any other Person. Nothing contained herein shall obligate Manager to be responsible for the debts and obligations of Owner or to make or guaranty the payment of amounts due as rent under any Lease or any variation thereof, be otherwise responsible, as a guarantor or otherwise, for any of the foregoing or any other obligation or liability of any Person to any other Person, or indemnify any Person for any of the foregoing. Owner shall at all times retain full legal and equitable title to the railcars, notwithstanding the management thereof by Manager hereunder.

(c) Any purchase of railcars made pursuant or otherwise ancillary to this Agreement shall be with Manager acting as agent for and at the expense of Owner. As such term is defined by the Uniform Commercial Code as enacted in the State of New York, Manager represents to Owner that it is not a “Merchant.” OWNER HEREBY ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN, MANAGER HAS NOT MADE ANY REPRESENTATIONS OR WARRANTIES TO OWNER, EXPRESS OR IMPLIED, WITH RESPECT TO THE RAILCARS, INCLUDING WITHOUT LIMITATION (I) THAT OF FITNESS FOR ANY PARTICULAR PURPOSE OR MERCHANTABILITY; (II) THE AMOUNT OF THE GROSS REVENUES TO BE COLLECTED WITH RESPECT THERETO, THE AMOUNT OF THE OPERATING AND OTHER EXPENSES WHICH MAY BE INCURRED BY OWNER WITH RESPECT TO ANY RAILCAR LEASE, THE SUCCESS OF MANAGER’S EFFORTS TO LEASE, RELEASE OR SELL THE RAILCARS OR GENERATE REVENUE THEREFROM; (III) THE SUCCESS OF ANY OF MANAGER’S EFFORTS TO ENFORCE OR COLLECT ANY AMOUNTS DUE AND OWING FROM ANY LESSEES OF RAILCARS; OR (IV) THE QUALITY OF ANY MAINTENANCE OR OTHER WORK PERFORMED ON THE RAILCARS BY ANY THIRD PARTY; ALL SUCH RISKS, AS BETWEEN MANAGER AND OWNER, TO BE BORNE BY OWNER.

(d) The authority of Manager hereunder shall include (without any limitations, other than any such limitations as are expressly stated below in sub-clauses (A) through (K)) the authority to perform the following functions:

(A)	Accept railcars upon return from Lessees.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

(B)

Enter into Full Service Leases or Net Leases, select lease term, lease rate and other lease terms consistent with such terms and conditions as discussed and approved in writing by Owner at market update meetings between the parties to be held not less than once per calendar quarter.

(C)

Enter into Riders relating to a master service contract for the railcars, which Riders shall be subject to the terms of the master service contract to which such Riders relate or are incorporated; provided that the parties agree that a single Rider relating to such master service contract may include railcars owned by Manager, its subsidiaries, or other owners. Any material deviations or revisions of a Rider or master service contract from the form presented to Owner as of the date hereof shall be subject to the prior written approval of Owner (such contract shall be hereafter referred to as a “Master Service Contract”). The Parties acknowledge that Owner will enter into such Riders related to the Master Service Contract and other related documents, and in order to accomplish this, Manager will sign such Riders and other related documents where signature is required, solely in its capacity as the authorized agent of Owner, and shall not affirmatively represent itself as the owner of such railcars. Manager shall provide Owner a copy of all Leases, Riders and Master Service Contracts for the railcars upon their execution.

(D)

Engage in and pursue litigation on behalf of Owner, subject to Owner’s prior written approval. Owner shall pay, or reimburse Manager for, outside legal counsel selected by Manager and other reasonable third party out-of-pocket expenses of Manager. If Manager is required to advance payment to third parties, Manager may request the same amount be advanced by Owner. Owner shall indemnify Manager, its officers, representatives and Affiliates from any liability arising out of or otherwise relating to any such litigation or legal/administrative proceeding in accordance with the terms and conditions set forth in Section 11.

(E)

Perform discretionary upgrade expenditures (betterments) with respect to any railcar as are reasonably necessary in order to maintain such railcar in good working order, subject to Owner’s prior approval of any such expenditure in excess of $4000 per railcar per occurrence.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

(F)

Recommend casualty and liability insurance with respect to railcars on an annual basis. Upon Owner’s request, Manager will recommend to Owner casualty and liability insurance for the railcars at levels consistent with Manager’s standard practice for railcars it owns. Such insurance coverage is in addition to and not in lieu of coverage Lessees are required to carry as provided in Section 4(A)(xii). Manager will not be responsible or liable for consequences of any such recommendation. Manager will not be required to insure the railcars or otherwise carry any insurance for the benefit of Owner.

(G)	Scrap a railcar, subject to Owner’s prior written approval.

(H)	Repair a railcar, so long as the repair cost does not exceed the blanket authority provided by Manager. If such blanket authority would be exceeded, prior Owner approval of the repair is required.

(I)	Approve Lessee credit using Manager’s credit criterion, which credit criterion is subject to Owner’s prior approval.

(J)

Subject to Owner’s prior written approval, settle any claim on Owner’s behalf against a third-party, including regarding damage or destruction of a railcar that (i) in the case of a railcar suffering a casualty, provides for the payment of either (x) the depreciated value of such railcar in accordance with AAR rules or any successor rules or the rules of any Regulatory Authority then in effect or (y) the stipulated loss or other agreed settlement value provided in the applicable Lease, or (ii) in the case of a damaged railcar, provides for sufficient compensation based on reasonable estimates to restore such railcar to at least the condition existing immediately prior to such damage occurring.

(K)

Engage subcontractors and third-party service providers (which may be Affiliates of Manager) to assist Manager in performance of its duties hereunder, subject to Owner’s prior approval (such prior approval shall be written if such duties are material or outside the ordinary course), and in such case, interact with such subcontractors and third-party service providers consistent with Owner’s interests.

Section 2.2 Intentionally Deleted.

Section 2.3 Non-Discrimination.

Owner acknowledges that Manager manages and will manage railcars for Persons other than Owner (including Affiliates of Manager) and may operate railcars owned by it or other Persons or leased to other Persons. Nothing herein shall be construed to prevent, prohibit or restrict Manager or any Affiliate of Manager from providing the same or similar services as those provided under this Agreement to any other Person or from selling, owning, leasing, managing

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

or otherwise dealing in other railcars. Notwithstanding the foregoing, Manager shall (x) not intentionally discriminate in favor of railcars that are not the railcars subject to this Agreement nor shall Manager intentionally discriminate in favor of the railcars subject to this Agreement, and (y) manage, maintain, market and remarket the railcars on terms, conditions and standards substantially similar (including pricing) to those terms, conditions and standards for railcars as if owned, leased, managed, or operated by Manager or an Affiliate of Manager. Further, Owner acknowledges that upon termination of an existing Lease, the railcars subject to such Lease shall have priority for a Lease renewal with the customer attached to the then terminating Lease.

Section 2.4 [*****]

[*****]

Section 2.5 Most Favored Nations.

Notwithstanding Section 2.3, in no event shall the Management Fees, Origination Fees, and Sales Commissions hereunder exceed the rates offered by Manager to any other person or entity for railcar leasing services; provided, however, that such limitation on rates offered by Manager shall not apply with respect to railcars that are (a) built by Owner, and (b) owned and leased by a Person that is not an Affiliate of Owner or Manager.

Section 3. Management Term.

Section 3.1 Duration of Management Term; [*****].

(a) Subject to the provisions of Sections 3.2 and 12, the initial term (the “Initial Term”) of this Agreement shall have commenced on January 1, 2011 and continue through December 31, 2015. Upon written agreement by the parties, this Agreement may be renewed for successive periods (each, a “Renewal Term”, if any and together with, the Initial Term, the “Term”).

(b) [*****]

Section 3.2 Termination with Respect to a Railcar.

Notwithstanding any other provisions of this Agreement to the contrary, a railcar shall no longer be subject to this Agreement if such railcar (i) is sold by Owner or by Manager on behalf of Owner, in which case it is no longer subject to this Agreement on the date of such sale, or (ii) suffers a casualty, in which case it is no longer subject to this Agreement on the date the Lessee pays Manager any payments due as a result of such casualty.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

Section 4. Duties of Manager.

During the Term, Manager will use its best efforts to provide the services specified in this Section 4, subject to the terms elsewhere in this Agreement:

(a) Services with regard to both Net Leases and Full Service Leases:

(A)

if required, register or cause registration of the railcars with any Regulatory Authority having jurisdiction over the railcars and manage the railcars, including filing all ongoing reports, in conformance with all material applicable rules and regulations of the Regulatory Authorities.

(B)

lease the railcars during the Term and perform, on behalf of Owner, all of Owner’s obligations and duties arising under such Leases and enforce all material terms of all Leases that Manager, in its reasonable judgment, deems advisable to enforce.

(C)

invoice lessees, ensure that all rental payments, car hire and mileage allowances issued by a railroad (“Mileage Credits”) and any other revenues under any Lease due Owner are timely paid to Manager and timely remitted to Owner, and account for and remit all sums due to Owner, with all funds received (including without limitation mileage allowances or comparable funds) with respect to the railcars being handled in accordance with Section 7.4.

(D)

at the request of Owner or in the reasonable judgment of Manager, perform inspections of railcars at the end of or during the term of the relevant Leases, including at the end of the term of the Current Leases, to determine compliance with return or other provisions of the Leases, terminate Leases and recover possession of railcars and enforce all rights of Owner, including the return provisions for the railcars under the Leases and the payment of all amounts owed under the Leases or otherwise with respect to the railcars as shall be appropriate or advisable in the reasonable judgment of Manager.

(E)

maintain complete and accurate records relating to the management of the railcars (including, without limitation, repairs, maintenance, mileage and registration of the railcars) and revenues and expenses attributable to the railcars and make such records available for reasonable inspection by Owner upon advance notice and in accordance with Section 6.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

(F)

Collect all sums due Owner in the event of damage to, or loss or total destruction of, a railcar during the Term, including insurance benefits or indemnity payments, and account for and remit all insurance sums or indemnity payments to Owner.

(G)

In the event of a payment default under a Lease, Manager has actual knowledge of a material default under a Lease, Manager shall promptly provide Owner with written notice of such default and shall, in accordance with the terms of the Lease:

(i)	notify the Lessee and seek a cure of such default;

(ii)

subject to clause (c) below, terminate such Lease and use commercially reasonable efforts to recover possession of the railcars and enforce all rights of Owner with respect thereto, including the payment of all amounts owed under such Lease or otherwise with respect to the railcars as shall be appropriate or advisable in the reasonable judgment of Manager;

(iii)

Subject to 2.1(d)(D) and 2.1(d)(J), institute and prosecute legal proceedings in the name of Owner as is permitted by applicable laws in order to terminate such Lease and/or recover possession of the railcars; and, settle, compromise and/or release such actions or suits or reinstate such Lease; and

(iv)	make any and all filings with any trustee in bankruptcy of any Lessee in order to reasonably protect the rights of Owner to the railcars or the applicable Lease thereof.

(v)	Perform for Owner such other services incidental to the foregoing as may from time to time be reasonably necessary in connection with the management of the railcars.

(vi)	Subject to Section 2.1, sell or scrap any railcars, or make or authorize any discretionary maintenance activity or mandated repair with respect to a railcar.

(vii)

Manager shall engage with banks and other financing sources at the direction of the Owner to identify and arrange financing for the railcars on commercially reasonable terms and conditions (“Financing Activities”); provided, however, that Manager shall not agree to or make any binding commitments or other obligations with any such bank or other financing source without Owner’s prior written consent.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

(viii)

Manager shall require all Lessees to maintain, during the applicable Lease term general liability and property damage liability insurance coverage. Such insurance shall have policy limits of no less than those that are customary for the railcar leasing industry in circumstances in which the lessee is required under its lease to maintain insurance. There shall be a provision requiring the insurance carrier to notify Owner in writing at least thirty (30) days prior to any cancellation, termination, or amendment of such insurance coverage. In addition, Lessee shall maintain workers’ compensation insurance in the amounts required by law. In the event of any insurance lapse, Owner may instruct Manager with respect to such railcars as are affected by such lapse until the Lessee has obtained liability insurance on such railcars satisfactory to Owner, provided, however, Owner shall remain responsible for payment of Manager Expenses and the Monthly Compensation with respect to such railcars notwithstanding any such cessation.

(ix)	Storage of off-lease Railcars.

(x)	Monitoring movement of Leased Railcars.

(xi)	Reviewing, and where appropriate, challenging invoices for third party services provided with respect to the Railcars.

(xii)	Move newly Leased Railcars to appropriate locations in the most cost-efficient manner.

(H)	Services with regard to Full Service Leases:

(i)

Disburse funds owed by Owner to third parties to whom such funds are owed in connection with (ii) through (vi) below (hereinafter, the “Operating Expenses”), identifying itself as an independent contractor for such purposes.

(ii)

Pay all personal property, sales and use taxes based upon revenues of the railcars, and other taxes, charges, assessments, or levies imposed against the railcars, but excluding taxes payable in respect of the income of Owner.

(iii)

Arrange and have made all running repairs and mandated repairs and have the railcars maintained in good condition in accordance with the AAR and DOT, and arrange and have made all alterations, modifications, improvements or additions to the railcars to comply with any of the foregoing.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

(iv)

Designate cars requiring maintenance as noted above, coordinate disposition to shops, maintain shop status, expedite railcars in shop, authorize repair estimates, maintain mechanical and UMLER records, and issue payment for railroad billing. Manager agrees to seek Owner’s approval, if practical, to the extent Owner’s repair or maintenance facilities are not utilized.

(v)	Pay all excess mileage equalization invoiced by any railroads, subject to Manager’s receipt of same from the Owner or lessee.

(vi)	Handle, report and pay any appropriate Canadian taxes.

(b) Owner and Manager acknowledge and agree that Owner currently manages the Current Leases and that Owner will continue to manage the Current Leases until, with regard to each Current Lease, the expiration of the current term thereof. Notwithstanding anything to the contrary contained herein, until the expiration of the current term of each of the Current Leases: (A) Manager shall not manage the Current Leases nor shall Manager have any other obligations, including, but not limited to, reporting obligations under Section 6.2 of this Agreement, with respect to the Current Leases; and (B) Manager shall not be entitled to any compensation from Owner with respect to the Current Leases.

Section 5. Representations and Warranties.

Section 5.1 Manager Representations and Warranties

Manager represents and warrants to Owner as follows:

(a) It has the full right and authority to enter into and fully perform this Agreement in accordance with its terms.

(b) This Agreement, when executed and delivered by Manager, will be its legal, valid and binding obligation enforceable against Manager in accordance with its terms.

(c) The execution and delivery of this Agreement has been duly authorized by Manager, and such execution and delivery and the performance by Manager of its obligations hereunder, do not and will not violate or cause a breach of any other agreements or obligations to which it is a party or by which it is bound, and no approval or other action by any third party is required in connection herewith.

(d) Manager shall comply with all applicable laws, rules, and regulations in the performance of its leasing management services under this Agreement.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

(e) In addition to being true as of the date first written above, each of the foregoing representations, warranties and covenants shall be true at all time during the Term. Manager acknowledges that each such representation, warranty and covenant is material and has been relied upon by Owner notwithstanding any investigation made by Owner.

Section 5.2 Owner Representations and Warranties.

Owner represents and warrants to Manager as follows:

(a) It has the full right and authority to enter into and fully perform this Agreement in accordance with its terms.

(b) This Agreement, when executed and delivered by Owner, will be its legal, valid and binding obligation enforceable against Owner in accordance with its terms.

(c) The execution and delivery of this Agreement has been duly authorized by Owner, and such execution and delivery and the performance by Owner of its obligations hereunder, do not and will not violate or cause a breach of any other agreements or obligations to which it is a party or by which it is bound, and no approval or other action by any third party is required in connection herewith.

(d) Owner shall comply with all applicable laws, rules, and regulations in the manufacturing or repair of railcars under this Agreement, to the extent such railcars are manufactured or repaired by Owner.

(e) In addition to being true as of the date first written above, each of the foregoing representations, warranties and covenants shall be true at all time during the Term. Owner acknowledges that each such representation, warranty and covenant is material and has been relied upon by Manager notwithstanding any investigation made by Manager.

Section 6. Inspection and Reports.

Section 6.1 Inspection.

At Owner’s sole discretion, Owner may perform, either itself or through a certified public accountant (the “Auditor”) chosen by Owner (which accountant shall execute prior to and as a condition to any audit a confidentiality agreement in favor of Manager and its Affiliates in a form and substance reasonably acceptable to Manager), an audit of the distributions and reports delivered by Manager to Owner, the results of the operations related to the railcars, the utilizations referenced in Section 3.1(b), and Manager’s books and records related thereto. Such audit shall be conducted after Owner has provided Manager with thirty (30) days prior written notice and no more than once during each twelve month period during the Term, unless an Owner Termination Event has occurred and is continuing, in which case there shall be no limitation on the number of audits and only a reasonable advance notice shall be required. Manager shall comply with all reasonable requests by Owner or such certified public accountant in connection therewith which involve making information or in-house personnel available to Owner or its the Auditor. Owner shall be responsible for all costs and expenses incurred by Owner or Manager in connection therewith.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

Section 6.2 Monthly Reports.

(a) Within five (5) Business Days after the end of each month, Manager will deliver to Owner: an unaudited, itemized report showing, for Owner’s railcars managed by Manager, in reasonable detail, the Gross Revenues, Operating Expenses, Net Revenues and Net Sales Proceeds, if any, as well as the computation of Owner’s pro rata share of any other items.

(b) Within eight (8) Business Days after the end of each month, Manager will provide a report showing the following separate information with respect to the railcars subject to this Agreement: (1) the total number of cars in Owner’s fleet at the beginning and at the end of the reported period; (2) a list of all off-lease railcars by car number at the end of the reported period; (3) a list of all Leases with Lease expiration dates, noting any that are in default and that Manager has actual knowledge of a default; (4) a list of all renewals of Leases and new Leases entered into during the reported period, by car number, showing the term of each renewal and Lease and the monthly lease rate; (5) a list of railcars scrapped and sold and showing net proceeds from such activities; (6) a list of all revenues for each Lessee; and (7) the Billing Repair Card for each railcar.

(c) Manager shall maintain for Owner following the expiration or earlier termination of the Term, UMLER information, gauge tables, tank and safety valve test certificates, R-1 forms, SS-2 forms, HM201 testing reports, repair histories, AAR Certificates of Construction, together with all available information relating to the repair, maintenance, or modifications of any of the railcars, and such information, certificates and forms shall be promptly delivered to Owner after Manager receives written notice from Owner requesting their return, provided Manager may retain copies of any of the foregoing. Owner shall be responsible for all costs and expenses incurred by Owner or Manager in connection therewith.

Section 7. Compensation and Reimbursement of Manager.

Section 7.1 Compensation of Manager.

(a) (a) Five days after receipt of the Monthly Statement, as defined in Section 7.3, Owner shall pay to Manager the applicable: (i) Origination Fee and (ii) Management Fee (collectively (i) and (ii), the “Monthly Compensation”).

(b) In addition to the Monthly Compensation, Owner shall pay to Manager, without duplication, the Sales Commission from Leased Railcars and Sales Commission from New Railcars upon Owner’s receipt of payment in full for such applicable railcars. No commission from the sale of new railcars shall be payable to Manager if Owner or a third party arranges for the sale of such railcars to a third party regularly engaged in the business of leasing railcars without any assistance from Manager.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

Section 7.2 Manager Expenses.

Manager shall be reimbursed by Owner for any third party costs and expenses incurred under this Agreement other than Excluded Expenses (the “Manager Expenses”), including, without limitation or duplication, (i) expenses for maintenance, repairs, insurance, hiring outside contractors, Financing Activities and attorneys, expenses and costs associated with a sale of railcars at the request of Owner, (ii) all indemnifiable amounts owed to Manager under Section 11.1, and (iii) Owner’s pro-rata share of third party out-of-pocket expenses incurred by Manager in connection with the ownership, management, use, lease, operation or financing of the railcars together with the rest of Manager’s fleet. Insurance coverage, in addition to the common insurance ordinarily purchased collectively by Owner and Manager, may be obtained by Manager with respect to the railcars at the request of Owner. The cost of any such additional insurance coverage obtained on the railcars shall be prorated on a pro-rata fleet wide basis with the Manager’s other railcars, except for coverage specifically requested of Manager by Owner, which shall be purchased for Owner’s account. Owner shall not reimburse Manager for any portion or allocation of Manager’s overhead expenses including, but not limited to, (i) sales, marketing, accounting, in-house legal, billing, collecting, maintenance and other personnel employed by Manager, (ii) outside consultants, appraisers and inspectors (in each case under this sub-clause (ii), to the extent these third party costs are not incurred in connection with the railcars or Leases or otherwise under this Agreement), and (iii) rent and utilities (all of the expenses covered under sub-clauses (i) through (iii) of this sentence, the “Excluded Expenses”).

Section 7.3 Monthly Statements.

Monthly statements will be generated by Manager and submitted to Owner within five (5) Business Days after the end of each calendar month for the preceding month, which will present for such preceding month (on an actual cash received and spent basis) the separately stated amount of Manager Expenses, Sales Commission from Leased Railcars, Sales Commission from New Railcars, Management Fee, Origination Fee, Net Revenues, Net Sales Proceeds, and casualty revenue and refunds (each a “Monthly Statement”). Owner will pay Manager its Monthly Compensation and Manager Expenses within five (5) days after receipt of the Monthly Statement. Absent fraud or clear error, a Monthly Statement will be presumed to be correct and will not be subject to dispute after 180 calendar days of the date of such Monthly Statement. All Monthly Compensation, Manager Expenses and other amounts under this Agreement shall be expressed in Dollars and Owner shall bear the risk of any currency conversion.

Section 7.4 Collection of Gross Revenues.

Manager represents that a lockbox account (the “Lockbox Account”) has been established by Manager and is currently maintained by the Lockbox Bank for receipt of all payments relating to railcars owned by various parties including the railcars owned by Manager, its Affiliates and Owner. Except for the Lockbox Bank’s collection of its fees and except in connection with the deposit of returned checks, Manager further represents that the Lockbox Bank has no right to offset any revenues received in the Lockbox Account against any amounts owed by Manager or otherwise. Under the Lease Administration Agreement, ALA will administer matters pertaining

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

to revenues received by the Lockbox Bank in the Lockbox Account derived from the railcars. The Lockbox Bank has exclusive and unrestricted access to the Lockbox Account. Manager shall notify Lessees and each railroad, from which it receives Mileage Credits on Owner’s behalf, to make all payments to the Lockbox Account promptly so that rental, mileage and other payments are made in a timely manner, considering that railroads issue mileage payments according to their own timetables and procedures. The total amount of all checks and other items processed each day will be credited to the Lockbox Account. Manager shall request that ALA delivers to the Lockbox Bank a report instructing the Lockbox Bank how to disburse the amounts collected among the various parties having rights to funds deposited into the Lockbox Account. The report shall be issued weekly where possible, and in no event less than monthly. In the event a report is not issued for a particular week, Owner shall be entitled to such interest payable by the Lockbox Bank as shall have accrued on amounts to which Owner is entitled under the terms of this Agreement. All payments and Mileage Credits attributable to the railcars will be disbursed by the Lockbox Bank into Owner’s bank account within three (3) Business Days of the issuance of the report.

Section 8. Sale of Railcars.

Section 8.1 Sale.

Upon the written request of Owner, Manager shall use commercially reasonable efforts to sell any or all of Owner’s railcars upon only those terms previously agreed to in writing by Owner. Manager shall not sell any railcars unless Owner has approved the terms of the sale in writing. Owner may terminate such request and Manager’s efforts at any time upon providing written notice to Manager thereof (which notice shall not be effective for any railcars where Manager has already entered into a binding agreement to sell such railcar on behalf of Owner) in accordance with this Agreement.

Section 9. Transactions with Affiliates.

Manager may, directly or indirectly and subject to the other provisions of this Agreement, enter into any transaction on behalf of Owner with Manager or any Affiliate of Manager in order to perform its duties under this Agreement; provided that the terms of such transaction are no less favorable to Owner than the terms that could be obtained from an independent third Person. In addition, Manager, consistent with the provisions of this Section 9, may enter into subservicing agreements with an Affiliate for the railcars; provided that the terms of such transaction are no less favorable to Owner than the terms that could be obtained from an independent third Person. Notwithstanding any subservicing agreement, Manager shall remain obligated and liable in accordance with the provisions of this Agreement.

Section 10. Return of railcars and Records Upon Expiration of Term.

Upon the expiration or earlier termination of the Term, Manager, at Owner’s expense (which shall be advanced to Manager upon request), will deliver possession of the railcars then in its possession or control, but not subject to a Lease, to Owner upon such storage tracks within the continental United States that Owner is legally entitled to use. With respect to the railcars subject to a Lease, upon the expiration or earlier termination of the Term, Manager shall, at Owner’s expense, provide Owner with such records concerning Manager’s management of such railcars as necessary to enable Owner to continue managing such railcars.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

Section 11. Indemnification.

Section 11.1 Indemnification By Owner.

Owner shall defend, indemnify and hold harmless Manager, its officers, members, managers, directors, owners, agents, employees, representatives and Affiliates (the “Manager Indemnitees”) for any claims, actions, expenses, losses, costs, liabilities or damages arising out of or relating to: (a) the railcars, the use, operation, possession, control, maintenance, repair or storage of the railcars, leases of the railcars, Lessees of the railcars, this Agreement and/or performance by Owner under this Agreement other than such claims, actions, expenses, losses, costs liabilities or damages for which Manager is obligated to defend, indemnify and hold harmless Owner pursuant to Section 11.2; (b) any material breach of or failure by Owner to perform any covenant or obligation of Owner set forth in this Agreement; and (c) any material breach of or any inaccuracy in any representation or warranty made by Owner in this Agreement or in any notice delivered pursuant hereto.

Section 11.2 Indemnification by Manager.

Manager shall defend, indemnify and hold harmless Owner, its officers, members, directors, owners, agents, employees, representatives and Affiliates (the “Owner Indemnitees”) for any claims, actions, expenses, losses, costs, liabilities or damages arising out of or relating to the railcars, the use, operation, possession, control, maintenance, repair or storage of the railcars, leases of the railcars, Lessees of the railcars, this Agreement and/or performance by Manager under this Agreement, to the extent caused by the negligence or willful or illegal misconduct of Manager, any material breach of or failure by Manager to perform any covenant or obligation of Manager set forth in this Agreement, and any material breach of or any inaccuracy in any representation or warranty made by Manager in this Agreement or in any notice delivered pursuant hereto.

Section 11.3 Third Person Claims.

In the event any Person to be indemnified (the “Indemnitee”) is entitled to indemnification hereunder based upon a claim asserted by a third Person, the indemnifying Person (the “Indemnitor”) shall be given prompt notice thereof in reasonable detail; provided, however, the failure to give prompt notice shall not relieve the Indemnitor of any liability hereunder, except to the extent the Indemnitee is prejudiced by such failure. The Indemnitor may (without prejudice to the right of any Indemnitee to participate at Indemnitee’s expense through counsel of its own choosing) defend any such claim at Indemnitor’s expense and through counsel of its own choosing that is reasonably acceptable to Indemnitee if the Indemnitor provides Indemnitee notice of its intention to do so not later than twenty (20) days following its receipt of notice of such claim from Indemnitee (or such shorter time period as is required so that the interests of the Indemnitee would not be materially prejudiced as a result of its failure to have received such

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

notice from the Indemnitor); provided, however, that if the defendants in any action shall include both the Indemnitor and Indemnitee and the Indemnitee shall have reasonably concluded that counsel selected by the Indemnitor has a conflict of interest because of the availability of different or additional defenses to the Indemnitee, the Indemnitee shall have the right to select separate counsel to participate in the defense of such action on its behalf, at the expense of the Indemnitor. If the Indemnitor does not so choose to defend any such claim asserted by a third Person for which the Indemnitee would be entitled to indemnification hereunder, then the Indemnitee shall be entitled to recover from the Indemnitor, on a monthly basis, all of its reasonable attorneys’ fees and other costs and expenses of litigation of any nature whatsoever incurred in the defense of such claim. Notwithstanding the assumption of the defense of any claim by Indemnitor pursuant to this paragraph, the Indemnitee shall have the right to approve the terms of any settlement of a claim (which approval shall not be unreasonably withheld or delayed). Notwithstanding anything to the contrary contained herein, Indemnitor shall not be liable for any settlement of a claim effected without its prior written consent.

Section 11.4 Cooperation.

The Indemnitor and the Indemnitee shall cooperate in furnishing evidence and testimony and in any other manner that the other may reasonably request. Except for fees and expenses for which indemnification is provided pursuant to Section 11.1 or 11.2, as the case may be, each such Person shall bear its own fees and expenses incurred pursuant to this Section 11.4.

Section 11.5 Survival.

The indemnity obligations of the parties pursuant to this Section 11 shall survive the expiration or termination of the Term for 2 years.

Section 12. Termination Events; Remedies.

Section 12.1 Termination Events.

(a) The occurrence of any of the following events shall constitute an “Owner Termination Event” under this Agreement:

(A)

the failure of Manager to pay Owner when due any amount payable to it by Manager, including, but not limited to, payments to be made from the Lockbox Account pursuant to Section 7.4 unless such failure shall have been remedied within three (3) Business Days after receiving written notice thereof from Owner.

(B)

any breach or failure to comply with or perform any covenant (other than the covenant referred to in clause (a) above) to be complied with or performed by Manager hereunder, and such breach or failure shall not have been remedied within thirty (30) days after receipt by Manager of written notice thereof from Owner;

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

(C)

the commencement of any case or proceeding against Manager (i) under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) seeking to adjudge Manager a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of Manager under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of Manager or of any substantial part of the property of Manager, or ordering the winding up or liquidation of the affairs of Manager, and (x) the entry of an order for relief in any of the foregoing or any such adjudication or appointment shall occur or (y) the continuance of any such case or proceeding undismissed, undischarged or unbounded for a period of sixty (60) consecutive days;

(D)

the commencement by Manager of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of Manager in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against Manager, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by Manager to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trust, sequestrator or similar official of Manager or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of limited liability company action by Manager in furtherance of any action; and

(E)	[*****]

(b) The occurrence of any of the following events shall constitute a “Manager Termination Event” under this Agreement:

(A)

the failure by Owner to pay to Manager when due or reimburse Manager on demand or advance to Manager when requested any amount payable by it to Manager hereunder unless such failure shall have been remedied within three (3) Business Days after receiving written notice thereof from Manager;

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

(B)

any breach or failure to comply with or perform any covenant (other than the covenants referred to in clause (a) above) to be complied with or performed by Owner hereunder, and such default shall not have been remedied within thirty (30) days after receipt by Owner of notice thereof from Manager;

(C)

the commencement of any case or proceeding against Owner (i) under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) seeking to adjudge Owner a bankrupt or insolvent, or seeking reorganization, arrangement or composition of or in respect of Owner under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of Owner or of any substantial part of the property of Owner, or ordering the winding up or liquidation of the affairs of Owner, and (x) the entry of an order for relief in any of the foregoing or any such adjudication or appointment shall occur or (y) the continuance of any such case or proceeding undismissed, undischarged or unbounded for a period of sixty (60) consecutive days; and

(D)

the commencement by Owner of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of Owner in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against Owner, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by Owner to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trust, sequestrator or similar official of Owner or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of limited liability company action by Owner in furtherance of any such action.

Section 12.2 Remedies Upon Termination Event.

Upon the occurrence and during the continuation of any Owner Termination Event or Manager Termination Event, the affected party may (i) terminate this Agreement by notice to other party, which termination shall be effective as of the date of such notice or such later date as such notice may specify (except [*****]), and (ii) subject to Section 22, pursue any other available remedies permitted under applicable law and the terms of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

Section 12.3 Remedies Cumulative.

Each and every right, power and remedy herein specifically given to Owner and Manager shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law or in equity, and each and every right, power and remedy may be exercised from time to time and simultaneously and as often and in such order as may be deemed expedient by Owner or Manager, as the case may be. All such rights, powers and remedies shall be cumulative, and the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of Owner or Manager, as the case may be, in the exercise of any such right, power or remedy and no extension of time for any payment due hereunder shall impair any such right, power or remedy or shall be construed to be a waiver of any default or an acquiescence therein. Any extension of time for payment hereunder or other indulgence duly granted by Owner or Manager, as the case may be, shall not otherwise alter or affect the respective rights and obligations of Owner or Manager, as the case may be. The acceptance of any payment by any Person after it shall have become due hereunder shall not be deemed to alter or affect the respective rights or obligations of Owner or Manager, as the case may be, with respect to any subsequent payments or defaults hereunder.

Section 12.4 Merger or Sale.

Any Person into which either party may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which either party shall be a party, or any Person to which all or substantially all the business or assets of either party are transferred or sold either in its entirety or in part, shall, so long as no Manager Termination Event or Owner Termination Event is then continuing or would result from such transaction and the surviving Person is not a competitor to the other party to this Agreement, be permitted as a successor of such party under this Agreement without any further act; provided that any successor Person resulting from a transaction referenced in this section shall deliver to the other party an agreement, in form and substance reasonably satisfactory to such other party, that is a legal, valid, binding and enforceable assumption by such successor Person, of the due and punctual performance and observance of each covenant and condition of such party under this Agreement, and thereupon such successor party, without further act, shall become vested with all the rights, authorities, duties, responsibilities and obligations of the predecessor party with like effect as if originally named.

Section 13. Force Majeure.

Notwithstanding anything else contained herein, neither party hereto shall be deemed to be in breach or in violation of this Agreement if such Person is prevented from performing any of its obligations hereunder: (a) as a result of such performance being a violation of applicable law; or (b) for any reason beyond its reasonable control, including acts of God, riots, strikes, fires, storms, wars, terrorism, insurrections, or public disturbances.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

Section 14. Entire Agreement; Modification and Waiver.

This Agreement (including the recitals herein, which are an integral part of this Agreement) sets forth the entire agreement and understanding between Owner and Manager with respect to the subject matter hereof. This Agreement may not be waived, changed, altered, modified or amended in any respect without a writing to that effect, signed by both of the parties hereto. Failure of a party to enforce one or more of the provisions of this Agreement or to exercise any option or other rights hereunder or to require at any time performance of any of the obligations hereof shall not in any manner be construed (a) to be a waiver of such provisions by such party, (b) to affect the validity of this Agreement or such party’s right thereafter to enforce each and every provision of this Agreement, or (c) to preclude such party from taking any other action at any time that it would be legally entitled to take.

Section 15. Communications.

All notices, requests, demands, consents, approvals, reports, statements and other communications under this Agreement shall be in writing and shall be deemed to have been given upon receipt when delivered by (i) hand, (ii) overnight delivery service, (iii) facsimile transmission or electronic mail with respect to which receipt has been acknowledged, and addressed to the party for whom intended at the following addresses or such changed address as such parties may have fixed by notice:

To Manager:

American Railcar Leasing, LLC

100 Clark Street Suite 201

St. Charles, Missouri 63301

Attention: Treasurer

Telephone no.: (636) 940-5000

Telecopy no.: (636) 940-5024

To Owner:

American Railcar Industries, Inc.

100 Clark Street,

St. Charles, Missouri 63301

Attention: Corporate Secretary

Telephone no: (636) 940 – 6000

Section 16. GOVERNING LAW.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES) APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

Section 17. Severability.

Any provision of this Agreement that may be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof so long as the economic or legal substance of the transactions contemplated thereby is not affected in any manner adverse to any party. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Agreement prohibited or unenforceable in any respect. In addition, in the event of any such prohibition or unenforceability, the parties agree that it is their intention and agreement that any such provision that is held or determined to be prohibited or unenforceable, as written, in any jurisdiction shall nonetheless be in force and binding to the fullest extent permitted by the law of such jurisdiction as though such provision had been written in such a manner and to such an extent as to be enforceable therein under the circumstances.

Section 18. Successors and Assigns.

Subject to Section 12.4, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. For the avoidance of doubt and subject to Section 12.4, the parties hereto agree that from and after the date that any Person assumes the performance and observance of each covenant and condition of either party hereunder or otherwise succeeds a party in accordance with the terms of this Agreement, such successor Person shall be Manager or Owner, as applicable, hereunder and the predecessor Person shall no longer be Manager or Owner, as applicable, hereunder, and such predecessor Person shall no longer be subject to the terms, provisions, covenants and conditions applicable to such party hereunder.

Section 19. Third Party Beneficiaries.

The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns , and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

Section 20. Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 21. CONSENT TO JURISDICTION.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST OWNER OR MANAGER ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MUST BE INSTITUTED ONLY IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK , STATE OF NEW YORK AND OWNER AND MANAGER EACH WAIVES ANY OBJECTION THAT IT MAY NOW

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AGREEMENT, OWNER AND MANAGER EACH IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. MANAGER APPOINTS AND DESIGNATES ICAHN ASSOCIATES LLC, HAVING AN ADDRESS AT 767 FIFTH AVENUE, NEW YORK, NEW YORK 10153, ATTENTION: LEGAL DEPARTMENT, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF ACCEPTING SERVICING OF LEGAL PROCESS, AND MANAGER AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. OWNER APPOINTS AND DESIGNATES CT CORPORATION, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, 13TH FLOOR, NEW YORK, NEW YORK 10011, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF ACCEPTING SERVICING OF LEGAL PROCESS, AND OWNER AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. IF SUCH AGENT SHALL CEASE TO SO ACT, OWNER OR MANAGER, AS THE CASE MAY BE, SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE OTHER PARTY HERETO AND SHALL PROMPTLY DELIVER TO THE OTHER PARTY HERETO EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.

Section 22. Limitation on Liability.

Notwithstanding anything in this Agreement to the contrary, neither party shall have any liability (including any such liability under any indemnity obligations of either party) to the other party with respect to, and each party expressly waives, releases and agrees not to sue any of them for, (i) any special, indirect or consequential damages, regardless of their foreseeability, including, without limitation, any lost rents, profits or revenues, and, to the extent permitted under applicable law, punitive damages suffered by either party or any other Person in connection with this Agreement or any breach or default hereunder by either party, (ii) any act, conduct or omission, whether or not due to a breach, default or negligence of either party, for which actual damages exceed [*****] in the aggregate for the Term, except for any act, conduct or omission of either party due to gross negligence or willful illegal misconduct of such party, in which case the liability of the indemnifying party shall not exceed [*****] in the aggregate for the Term.

Section 23. WAIVER OF JURY TRIAL.

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTY HERETO, ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY OTHER FACILITIES DOCUMENT, INCLUDING IN RESPECT OF THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

Section 24. Confidentiality.

Both parties will treat and maintain as confidential information (other than (i) public information, (ii) information available to either party through third-parties not known to such party to have confidentiality obligations to the other party, or (iii) information developed by a party without use of any confidential information of the other party) the information (oral or written) provided to it by the other party and will agree not to use or disclose to others any such information except as required by law (including securities disclosure laws) and as is necessary or appropriate to perform its obligations as such party, provided, however that such obligation of confidentiality will cease to apply upon the third anniversary of the end of the Term or other termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

AMERICAN RAILCAR LEASING, LLC

By:	/s/ Umesh Choksi
	Name:	Umesh Choksi
	Title:	President / CEO

AMERICAN RAILCAR INDUSTRIES, INC.

By:	/s/ James Cowan
	Name:	James Cowan
	Title:	President / CEO

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

February 29, 2012

American Railcar Leasing, LLC

100 Clark Street Suite 201

St. Charles, Missouri 63301

Attention: Treasurer

RE:	Railcar Management Agreement (the “Agreement”) dated February 29, 2012 by and between American Railcar Industries, Inc. (“ARI”) and American Railcar Leasing, LLC (“ARL”)

To Whom it May Concern:

By executing this letter below, ARI and ARL each acknowledge and agree the following with respect to the above-referenced Agreement:

(i)

The Current Leases that are defined in Section 1.1 and referenced in Section 4(b) are those leases by and between ARI on the one hand, and [*****] and [*****], respectively, on the other hand, for a total of [*****] railcars.

(ii)	The Management Fee shall be the sum of (x) a monthly fee for the railcars leased under any Full Service Leases equal to:

a.	2011: [*****] monthly Gross Revenue associated with such railcars

b.	2012: [*****] monthly Gross Revenue associated with such railcars

c.	2013: [*****] monthly Gross Revenue associated with such railcars

d.	2014: [*****] monthly Gross Revenue associated with such railcars

e.	2015: [*****] monthly Gross Revenue associated with such railcars, [*****].

and (y) a monthly fee for the railcars leased under any Net Leases equal to [*****] of monthly Gross Revenues associated with such railcars.

(iii)	The Origination Fee shall be [*****]

(iv)	The Sales Commission from Leased Railcars shall be [*****]

(v)	The Sales Commission from New Railcars shall be [*****]

All capitalized terms contained in this letter are references to the same terms as defined in the Agreement.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and

Exchange Commission.

Sincerely,

AMERICAN RAILCAR INDUSTRIES, INC.

/s/ James Cowan
By: James Cowan Its: President / CEO

ACKNOWLEDGED AND AGREED: AMERICAN RAILCAR LEASING, LLC

/s/ Umesh Choksi
By: Umesh Choksi Its: President / CEO